Exhibit 21.1

LIST OF SUBSIDIARIES

The following are subsidiaries of Apollo Global Management, LLC as of March 6, 2012 and the jurisdictions in which they are organized.

Entity Name	Jurisdiction of Organization
Apollo Capital Management IV, Inc.	Delaware

Apollo Advisors IV, L.P.	Delaware

Apollo Capital Management V, Inc.	Delaware

Apollo Advisors V, L.P.	Delaware

Apollo Principal Holdings I, L.P.	Delaware

Apollo Capital Management VI, LLC	Delaware

Apollo Advisors VI, L.P.	Delaware

APO Asset Co., LLC	Delaware

Apollo Principal Holdings I GP, LLC	Delaware

Apollo Principal Holdings III GP, Ltd.	Cayman Islands

Apollo Advisors V (EH), LLC	Anguilla

Apollo Advisors V (EH Cayman), L.P.	Cayman Islands

Apollo Principal Holdings III, L.P.	Cayman Islands

Apollo Advisors VI (EH-GP), Ltd.	Cayman Islands

Apollo Advisors VI (EH), L.P.	Cayman Islands

AAA Guernsey Limited	Guernsey

Apollo Alternative Assets, L.P.	Cayman Islands

AAA MIP Limited	Guernsey

AAA Associates, L.P.	Guernsey

APO Corp.	Delaware

Apollo SVF Capital Management, LLC	Delaware

Apollo SVF Advisors, L.P.	Delaware

Apollo SVF Administration, LLC	Delaware

Apollo SOMA Capital Management, LLC	Delaware

Apollo SOMA Advisors, L.P.	Delaware

Apollo Principal Holdings II GP, LLC	Delaware

Apollo Asia Capital Management, LLC	Delaware

Apollo Asia Advisors, L.P.	Delaware

Apollo Asia Administration, LLC	Delaware

Apollo Value Capital Management, LLC	Delaware

Entity Name	Jurisdiction of Organization
Apollo Value Advisors, L.P.	Delaware

Apollo Value Administration, LLC	Delaware

Apollo Principal Holdings II, L.P.	Delaware

Apollo Principal Holdings IV, L.P.	Cayman Islands

Apollo EPF Capital Management, Limited	Cayman Islands

Apollo EPF Advisors, L.P.	Cayman Islands

Apollo EPF Administration, Limited	Cayman Islands

Apollo Management Holdings, L.P.	Delaware

Apollo Management, L.P.	Delaware

AIF III Management, LLC	Delaware

Apollo Management III, L.P.	Delaware

AIF V Management, LLC	Delaware

Apollo Management V, L.P.	Delaware

AIF VI Management, LLC	Delaware

Apollo Management VI, L.P.	Delaware

Apollo Management IV, L.P.	Delaware

Apollo International Management, L.P.	Delaware

Apollo Alternative Assets GP Limited	Cayman Islands

Apollo Management International LLP	UK

Apollo Management Advisors GmbH	Germany

AMI (Holdings), LLC	Delaware

AAA Holdings GP Limited	Guernsey

AAA Holdings, L.P.	Guernsey

Apollo International Management GP, LLC	Delaware

Apollo Capital Management GP, LLC	Delaware

AEM GP, LLC	Delaware

Apollo Europe Management, L.P.	Delaware

ACC Management, LLC	Delaware

Apollo Investment Management, L.P.	Delaware

Apollo SVF Management GP, LLC	Delaware

Apollo SVF Management, L.P.	Delaware

Apollo Value Management GP, LLC	Delaware

Apollo Value Management, L.P.	Delaware

Apollo Asia Management GP, LLC	Delaware

Apollo Asia Management, L.P.	Delaware

Entity Name	Jurisdiction of Organization
Apollo Management Singapore Pte Ltd	Singapore

Apollo EPF Management GP, LLC	Delaware

Apollo EPF Management, L.P.	Delaware

Apollo Capital Management, L.P.	Delaware

Apollo Principal Holdings IV GP, Ltd.	Cayman Islands

Apollo Management Holdings GP, LLC	Delaware

Apollo Management VII, L.P.	Delaware

AIF VII Management, LLC	Delaware

Apollo Advisors VII, L.P.	Delaware

Apollo Capital Management VII, LLC	Delaware

Apollo Credit Liquidity Management, L.P.	Delaware

Apollo Credit Liquidity Management GP, LLC	Delaware

Apollo Credit Liquidity Capital Management, LLC	Delaware

Apollo Credit Liquidity Investor, LLC	Delaware

Apollo Credit Liquidity Advisors, L.P.	Delaware

Apollo Investment Consulting LLC	Delaware

Apollo Life Asset Ltd	Cayman Islands

Apollo Management GP, LLC	Delaware

AP Transport	Delaware

AP Alternative Assets, L.P.	Guernsey

Apollo Management (UK), L.L.C.	Delaware

Apollo Investment Administration, LLC	Maryland

A/A Capital Management, LLC	Delaware

A/A Investor I, LLC	Delaware

Apollo/Artus Management, LLC	Delaware

Apollo Fund Administration VII, LLC	Delaware

Apollo Management (UK) VI, LLC	Delaware

Apollo COF Investor, LLC	Delaware

Apollo Credit Opportunity Management, LLC	Delaware

Apollo Co-Investors VII (D), L.P.	Delaware

Apollo EPF Co-Investors (B), L.P.	Cayman Islands

Apollo Management (AOP) VII, LLC	Delaware

Apollo Co-Investors Manager, LLC	Delaware

Apollo Commodities Management GP, LLC	Delaware

Apollo Commodities Management, L.P.	Delaware

Entity Name	Jurisdiction of Organization
Apollo Commodities Partners Fund Administration, LLC	Delaware

Apollo Fund Administration IV, L.L.C.	Delaware

Apollo Fund Administration V, L.L.C.	Delaware

Apollo Fund Administration VI, LLC	Delaware

VC GP, LLC	Delaware

Apollo Management (Germany) VI, LLC	Delaware

Apollo Advisors VII (EH-GP), Ltd.	Cayman Islands

Apollo Advisors VII (EH), L.P.	Cayman Islands

Apollo Co-Investors VII (EH-D), LP	Anguilla

Apollo Verwaltungs V GmbH	Germany

Apollo AIE II Co-Investors (B), L.P.	Cayman Islands

Apollo Credit Co-Invest II GP, LLC	Delaware

Apollo Europe Advisors, L.P.	Cayman Islands

Apollo Europe Capital Management, Ltd	Cayman Islands

LeverageSource Management, LLC	Delaware

AMI (Luxembourg) S.a.r.l.	Luxembourg

Apollo Principal Holdings V, L.P.	Delaware

Apollo Principal Holdings VI, L.P.	Delaware

Apollo Principal Holdings VII, L.P.	Cayman Islands

Apollo Principal Holdings V GP, LLC	Delaware

Apollo Principal Holdings VI GP, LLC	Delaware

ACC Advisors D, LLC	Delaware

Apollo Principal Holdings VII GP, Ltd.	Cayman Islands

ACC Advisors C, LLC	Delaware

APO (FC), LLC	Anguilla

ACC Advisors A/B, LLC	Delaware

Apollo Master Fund Feeder Management, LLC	Delaware

Apollo Palmetto Management, LLC	Delaware

Apollo Master Fund Feeder Advisors, L.P.	Delaware

Apollo Palmetto Advisors, L.P.	Delaware

Apollo Master Fund Administration, LLC	Delaware

Apollo Global Real Estate Management GP, LLC	Delaware

Apollo Global Real Estate Management, L.P.	Delaware

Apollo Advisors VI (APO FC-GP), LLC	Anguilla

Apollo Advisors VII (APO FC-GP), LLC	Anguilla

Entity Name	Jurisdiction of Organization
Apollo Advisors VI (APO DC-GP), LLC	Delaware

Apollo Advisors VII (APO DC-GP), LLC	Delaware

Apollo Anguilla B LLC	Anguilla

Apollo Advisors VI (APO DC), L.P.	Delaware

Apollo Advisors VII (APO DC), L.P.	Delaware

Apollo Advisors VI (APO FC), L.P.	Cayman Islands

Apollo Advisors VII (APO FC), L.P.	Cayman Islands

VC GP C, LLC	Delaware

APH I (SUB I), Ltd	Cayman Islands

APH III (SUB I), Ltd	Cayman Islands

Apollo Strategic Advisors, L.P.	Cayman Islands

Apollo SOMA II Advisors, L.P.	Cayman Islands

Apollo Strategic Management GP, LLC	Delaware

Apollo Strategic Management, L.P.	Delaware

Apollo Strategic Capital Management, LLC	Delaware

Ohio Haverly Finance Company GP, LLC	Delaware

Ohio Haverly Finance Company, L.P.	Delaware

AGM India Advisors Private Limited	India

Apollo Principal Holdings VIII GP, Ltd.	Cayman Islands

Apollo Principal Holdings VIII, L.P.	Cayman Islands

Apollo Principal Holdings IX GP, Ltd.	Cayman Islands

Apollo Principal Holdings IX, L.P.	Cayman Islands

Blue Bird GP, Ltd.	Cayman Islands

Green Bird GP, Ltd.	Cayman Islands

Red Bird GP, Ltd.	Cayman Islands

August Global Management, LLC	Florida

ACREFI Management, LLC	Delaware

New York Haverly Finance Company GP, LLC	Delaware

Apollo COF I Capital Management, LLC	Delaware

Apollo Credit Opportunity Advisors I, L.P.	Delaware

Apollo COF II Capital Management, LLC	Delaware

Apollo Credit Opportunity Advisors II, L.P.	Delaware

Apollo Co-Investors VI (D), L.P.	Delaware

Apollo Co-Investors VI (DC-D), L.P.	Delaware

Apollo Co-Investors VI (EH-D), LP	Anguilla

Entity Name	Jurisdiction of Organization
Apollo Co-Investors VI (FC-D), LP	Anguilla

Athene Asset Management, LLC	Delaware

Apollo Credit Opportunity CM Executive Carry I, L.P.	Delaware

Apollo Credit Opportunity CM Executive Carry II, L.P.	Delaware

Apollo Credit Liquidity CM Executive Carry, L.P.	Delaware

Apollo Laminates Agent, LLC	Delaware

Apollo Management Asia Pacific Limited	Hong Kong

Apollo ALS Holdings II GP, LLC	Delaware

Apollo Resolution Servicing GP, LLC	Delaware

Apollo Resolution Servicing, L.P.	Delaware

AGRE CMBS Management LLC	Delaware

AGRE CMBS GP LLC	Delaware

Apollo Co-Investors VII (FC-D), L.P.	Anguilla

Apollo Co-Investors VII (DC-D), L.P.	Delaware

Apollo Credit Management (CLO), LLC	Delaware

Apollo Global Securities, LLC	Delaware

Apollo Advisors (Mauritius) Ltd.	Mauritius

AAA Life Re Carry, L.P.	Cayman Islands

AGRE Asia Pacific Management, LLC	Delaware

AGRE NA Management, LLC	Delaware

AGRE Europe Management, LLC	Delaware

AGRE -DCB, LLC	Delaware

Apollo Parallel Partners Administration, LLC	Delaware

Apollo Credit Capital Management, LLC	Delaware

Apollo Credit Advisors I, LLC	Delaware

Apollo Credit Management (Senior Loans), LLC	Delaware

Apollo Asian Infrastructure Management, LLC	Delaware

Apollo CKE GP, LLC	Delaware

ALM Loan Funding 2010-1, LLC	Delaware

AGRE NA Legacy Management, LLC	Delaware

AGRE Europe Legacy Management, LLC	Delaware

AGRE Asia Pacific Legacy Management, LLC	Delaware

AGRE GP Holdings, LLC	Delaware

Apollo Gaucho GenPar, Ltd	Cayman Islands

Apollo Credit Advisors II, LLC	Delaware

Entity Name	Jurisdiction of Organization
AP TSL Funding, LLC	Delaware

AGRE -E Legacy Management, LLC	Delaware

Financial Credit I Capital Management, LLC	Delaware

Financial Credit Investment I Manager, LLC	Delaware

AGRE CMBS GP II LLC	Delaware

AGRE CMBS Management II LLC	Delaware

Financial Credit Investment Advisors I, L.P.	Cayman Islands

APH HFA Holdings, L.P.	Cayman Islands

APH HFA Holdings GP, Ltd	Cayman Islands

AGRE -E2 Legacy Management, LLC	Delaware

AP AOP VII Transfer Holdco, LLC	Delaware

ALM Loan Funding 2010-3, Ltd.	Cayman Islands

Apollo Credit Management, LLC	Delaware

Apollo Credit Capital Management, LLC	Delaware

Apollo India Credit Opportunity Management, LLC	Delaware

AGRE U.S. Real Estate Advisors, L.P.	Delaware

AGRE U.S. Real Estate Advisors GP, LLC	Delaware

Apollo AGRE USREF Co-Investors (B), LLC	Delaware

CPI Capital Partners Asia Pacific GP Ltd.	Cayman Islands

CPI Asia G-Fdr General Partner GmbH	Germany

CPI Capital Partners Asia Pacific MLP II Ltd.	Cayman Islands

CPI Capital Partners Europe GP Ltd.	Cayman Islands

CPI European Fund GP LLC	Delaware

CPI European Carried Interest, L.P.	Delaware

CPI CCP EU-T Scots GP Ltd.	Scotland

CPI NA GP LLC	Delaware

CPI NA Fund GP LP	Delaware

CPI NA Cayman Fund GP, L.P.	Cayman Islands

CPI NA WT Fund GP LP	Delaware

Apollo Administration GP Ltd.	Cayman Islands

Apollo Achilles Co-Invest GP, LLC	Anguilla

Apollo Palmetto HFA Advisors, L.P.	Delaware

Apollo Credit Co-Invest II, L.P.	Delaware

ARM Manager, LLC	Delaware

Stanhope Life Advisors, L.P.	Cayman Islands

Entity Name	Jurisdiction of Organization
AION Capital Management Limited	Mauritius

Greenhouse Holdings, Ltd.	Cayman Islands

Apollo ALST GenPar, Ltd.	Cayman Islands

Apollo Palmetto Athene Advisors, L.P.	Delaware

Apollo ANRP Co-Investors (D), L.P.	Delaware

Apollo Co-Investors VII (NR DC-D), L.P.	Delaware

Apollo Co-Investors VII (NR D), L.P.	Delaware

Apollo Co-Investors VII (NR FC-D), LP	Anguilla

Apollo Co-Investors (NR EH-D), LP	Anguilla

ALM IV, Ltd.	Cayman Islands

APH Holdings, L.P.	Cayman Islands

APH Holdings (DC), L.P.	Cayman Islands

APH Holdings (FC), L.P.	Cayman Islands

Apollo Longevity, LLC	Delaware

Apollo ANRP Capital Management, LLC	Delaware

Apollo ANRP Advisors, L.P.	Delaware

Apollo ALST Voteco, LLC	Delaware

AGRE CRE Debt Manager, LLC	Delaware

Apollo GSS GP Limited	Channel Islands

Apollo ANRP Advisors (IH-GP), LLC	Anguilla

Apollo ANRP Advisors (IH), L.P.	Cayman Islands

Apollo ANRP Co-Investors (IH-D), LP	Anguilla

AGRE Debt Fund I GP, Ltd.	Cayman Islands

Apollo APC Capital Management, LLC	Anguilla

Apollo APC Advisors, L.P.	Cayman Islands

Apollo European Senior Debt Advisors, LLC	Delaware

Apollo European Strategic Advisors, LLC	Delaware

Apollo European Strategic Advisors, L.P.	Cayman Islands

Apollo European Strategic Management, LLC	Delaware

Apollo European Strategic Management, L.P.	Delaware

Apollo Credit Management (European Senior Debt), LLC	Delaware

Apollo European Senior Debt Management, LLC	Delaware

Apollo Credit Advisors III, LLC	Delaware

Apollo EPF Advisors II, L.P.	Cayman Islands

Apollo EPF Management II GP, LLC	Delaware

Entity Name	Jurisdiction of Organization
Apollo EPF Management II, L.P.	Delaware

Apollo VII TXU Administration, LLC	Delaware

Apollo APC Management, L.P.	Delaware

Apollo APC Management GP, LLC	Delaware

Apollo EPF Co-Investors (D), L.P.	Cayman Islands

Apollo Executive Carry VII (NR), L.P.	Delaware

Apollo Executive Carry VII (NR APO DC), L.P.	Cayman Islands

Apollo Executive Carry VII (NR APO FC), L.P.	Delaware

Apollo Executive Carry VII (NR EH), L.P.	Cayman Islands

Apollo European Credit Advisors, L.P.	Cayman Islands

Apollo European Credit Advisors, LLC	Delaware

Apollo European Credit Management, L.P.	Delaware

Apollo European Credit Management, LLC	Delaware

GSAM Apollo Holdings, LLC	Delaware

Gulf Stream - Compass CLO 2007, Ltd.	Cayman Islands

Gulf Stream - Compass CLO 2005-II, Ltd.	Cayman Islands

Gulf Stream - Sextant CLO 2007-I, Ltd.	Cayman Islands

Gulf Stream - Sextant CLO 2006-I, Ltd.	Cayman Islands

Gulf Stream - Rashinban CLO 2006-I, Ltd.	Cayman Islands

Neptune Finance CCS, Ltd.	Cayman Islands

Apollo Senior Loan Fund Co-Investors (D), L.P.	Delaware

Apollo European Strategic Co-Investors, LLC	Delaware

ST Holdings GP, LLC	Delaware

ST Management Holdings, LLC	Delaware

ST Merger Subsidiary, LLC	Delaware

Apollo Credit Senior Loan Fund, L.P.	Delaware

Apollo Athlon GenPar, Ltd.	Cayman Islands

2012 CMBS GP LLC	Delaware

2012 CMBS Management LLC	Delaware

Apollo SPN Capital Management, LLC	Anguilla

Apollo SPN Advisors, L.P.	Cayman Islands

Apollo SPN Management, LLC	Delaware

Apollo SPN Co-Investors (D), L.P.	Anguilla

Apollo SPN Capital Management (APO FC-GP), LLC	Anguilla

Apollo SPN Advisors (APO FC), L.P.	Cayman Islands

Entity Name	Jurisdiction of Organization
Apollo SPN Co-Investors (FC-D), L.P.	Anguilla

Apollo SPN Capital Management (APO DC-GP), LLC	Anguilla

Apollo SPN Advisors (APO DC), L.P.	Cayman Islands

Apollo SPN Co-Investors (DC-D), L.P.	Anguilla

Apollo AGRE Prime Co-Investors (D), LLC	Anguilla

Apollo European Credit Co-Investors, LLC	Delaware

Gulf Stream Asset Management, LLC	North Carolina

Apollo Centre Street Management, LLC	Delaware

Apollo Centre Street Advisors (APO DC-GP), LLC	Delaware

Apollo Centre Street Advisors (APO DC), LLC	Delaware

Apollo Centre Street Co-Investors (DC-D), L.P.	Delaware